Listing Report:Supplement No. 60 dated Sep 23, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 418367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$693.21

Auction yield range:	8.18% - 13.99%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	11%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,078	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	VIGSY	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	780-800 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	780-800 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to consolidate severl high interest rate credit cards so that we can begin saving money for retirement and a new home.

My financial situation:
I am a good candidate for this loan because I have a perfect payment history with Prosper.com and I work in the financial services industry.? I understand what it means to have good credit and bad credit.? I evaluate risk as part of my job function and make decisions based on credit, character and capacity.? I have a plus in all three categories.

For some reason, Prosper has me as a "C" rating.? As you'll see from my listing, my credit score is above 780 and I have no delinquencies.? As mentioned in my previous listing, there may be a?public record on my credit report.? This account has been satisfied.? The reference is?a tax lien from?1997 due to calculation errors and missing documentation. My 1996 and 1997 returns were refiled and the lien was satisfied, however, one credit bureau still shows the record open, the other two have the lien satisfied.

Monthly Exp: Mortgage $2,120, Taxes, $241, HOA, $575, Cable/Internet $100, Credit Card $600, Car Pmt $125, Car Ins $75, Life Ins $24.? Utilities are included in HOA. Monthly Income $5557(net), Expenses $3860, Remaining $1697per month.

Debt Detail:? Credit Card $2864, Credit Card $8710, Credit Card $1270, Timeshare Loan $7500 = $20334 (payments would be reduced by $200+ per month with prosper loan)

Please feel free to ask me any questions.? Thanks for helping me prosper!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1990	Debt/Income ratio:	45%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	28 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	85	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$39,426	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	autonomous-currency	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 3 small high int loans
I am a good candidate for this loan because I have never been late on any of my bills and I make very good income.? This is an emergency type loan that I only need for 6 months.? I am getting a pretty large bonus in late February and will be able to pay the loan off in full.? This is a short term loan and I will pay the loan back on March 1st 2010.? I only need it for 6 months.? I am getting a large bonus in late February and will pay the loan off in full.? My preferred contact number is my cell phone # ending in 6028.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$128.29

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,848	Occupation:	Scientist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DrScience	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-760 (Latest)
Principal borrowed:	$11,900.00	< mo. late:	0 ( 0% )	740-760 (Sep-2008) 740-760 (Aug-2008) 740-760 (Jul-2008) 720-740 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Cash to replace Clunker
10% debt to income ratio

Purpose of Loan

To purchase used car, replacing 20+ yr-old clunker on its last?wheels. Banks, credit unions & auto dealers?won't finance purchase less than $5K. But we don't need a $5K car. There are plenty of good used cars for $3-4K, both at dealerships?& from private owners. Problem is, they are only "cash & carry". So, PROSPER is our best financing option.

Credit Record

Credit is excellent, NO delinquencies (DQs) outside bankruptcy (BK ? see below). In fact, I have paid more than the minimum, NEVER LATE, on all accounts before & after BK.

The 1 public record in my profile is the BK, which ended Feb '05. All DQs are from the BK only, when existing accounts default and ?charged-off" -- 8 were card accounts for me & my wife, the rest were medical accounts from health emergency in 2004. Perfect payment history prior to BK; perfect history after. And BK is forbidden for at least 7 years.

With both W-2 & SE income, Prosper won't show DTI.?However, as advised by Lenders, calculation using Prosper formula (see I & E) is:

DTI = (517 +?129 this loan) / 6400 = 10%.

Repayment

Net funds are $715/mo, more than?sufficient to make payments.

My Story

Due to deferred income as officer of a technology company, I had to file for Chapter 7 bankruptcy in 2004 (hardest thing I've ever done). I now have a full-time contract as Chief Scientist at my former company, and also a large & growing stream of income as both a professional tutor and technology consultant, which together provide a much more stable & substantially higher income; I am no longer a starving scientist.

MONTHLY I & E

Gross Income

Full-time?(W-2)?4000
Tutoring?2500
IT Consulting?1000

Total?7500
Net (after taxes) $6400

Expenses

Health Ins?855
Credit Pymt?517
Mrtg & Ins 2978
Living?1335

Total?$5685

Questions Welcome!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$79.16

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1992	Debt/Income ratio:	14%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$3,209	Revolving credit balance:	$3,502	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	leverage-hammock	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
740 Credit Score, Zero Lates
Purpose of loan:
This loan will be used to put towards some working capital to further promote the selling of my U.S. patent protected ?Ultimate Golf Tool? (Patent # 7535985) shown in detail in the enclosed picture.? The tool itself is one of the most innovative golf products in the industry.??My tool features 8 distinct functions in 1 tool, comes in either gold or silver color and?the detachable ball market can be designed with either a corporate logo, monogrammed with a person?s initials or just a plain generic ball marker.?Currently the tool is being sold to well known green grass shops such as the Breakers in Palm Beach and Doral Golf Resort and Spa, was featured in Business Week magazine as well as Advantages magazine, and has also been see in Norm Thompson catalog.? This loan will give me cash flow needed to create the necessary push to enable me to attract a national sales force of independent sales representatives that will target three distinct sales channels: Advertising Specialty market, catalogue retailers and golf pro shop retailers. The recruitment of these sales reps will cost a total of $ 800 (will be using Golfrepconnect.com, golfsurfin.com and usgolfjobs.com), while the remaining $ 950 will go towards various mailings?and reserve capital to handle payments while things have a chance to continue to blossom.
My financial situation:
I am an EXCELLENT candidate for this loan because over the past 10 years plus, I have never been late with a payment on any of my trade accounts.? All in all I only take on debt that I can handle.? I see that I have an HR rating due to a ?delinquent account?, and have done the necessary research to find out what happened.It turns out that an MRI I had done a few months ago was never paid by my insurance, and now they are trying to hit me with the bill.I have started an appeal on this, but I am confident that it will be corrected within 30 days.Otherwise, I have built an impeccable record since the early 1990?s and I would not look to sabotage that for a $ 1,500 loan.? I would be more than happy to furnish anyone with a full credit report as well as a sample of my golf tool.? In regard to this particular loan, I have already calculated all of my numbers and this loan payment will not affect my current life style at all should I need to pay it back from my job earnings, rather than through the actual business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2000	Debt/Income ratio:	5%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	1y 2m
Amount delinquent:	$179	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	samajenee	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 640-660 (Dec-2007) 640-660 (Nov-2007)
Principal balance:	$1,562.53	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2ND LOAN. NO MISSED PAYMENTS.
Purpose of loan: PLEASE READ!!!! I WON"T LET YOU DOWN!!!! 2nd Loan. NO MISSED PAYMENTS~~

(explain what you will be using this loan for)
I am a?29 year old woman that has a college degree in Business Administration. I am an Army Veteran and I am very responsible. I have two cars in my name that are completely paid off. I am currently paying rent on an apartment right now and have NEVER missed? a payment.? I will be?getting 2 degrees at one time, but will have money left over every month(GI BILL) to?help me pay this debt.? I would?not have a?problem paying this loan.
?I would like to pay off some previous expenses to raise my credit score and totally eliminate my debt.T

I would really appreciate your help and would not let you down. Thanks.
My financial situation:
(explain why you are a good candidate for paying back this loan)?
I would definitely like to eliminate the debt I now have.. I know that my credit rating is low,?but I am trustworthy, I am trying to build my credit,?not destroy it. This could help get me there.
CURRENT ON FIRST LOAN. WANT TO USE THIS MONEY TO CONSOLIDATE AND LOWER INTEREST RATE. PAY OFF EXISTING LOAN.
Monthly net income: $2600-job

Monthly expenses: $
??Housing: $ 570 (Current, NO?MISSED PAYMENTS)
??Insurance: $ 50

??Car expenses: $ 0 (Car paid for entirely)
??Utilities:?Payment plan (?I am a good customer so I try to just pay it weekly, but I am a little behind. Owe a?little over $200.)
??Food, entertainment: $?200
??Credit cards and other loans: $ NO, NO , NO? Credit Card debt.
Loan totaling...$1700. (PROSPER LOAN. WANT TO PAY THIS OFF.) EST. LOWER INTEREST RATE.

BASICALLY WANT TO GET BACK ON TRACK WITH MY PAYCHECKS. PLAN TO BE LOAN FREE BY NEXT YEAR~~~
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,765.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$104.26

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,338	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KSALAD	Borrower's state:	Illinois	Borrower's group:	JCJanko's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2007)
Principal balance:	$3,104.97	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Vetted, Debt Consolidation,
Purpose of loan:
To?obtain a personal loan to put a new roof on our home and to consolidate our bills.??A loan is our best option.?

My financial situation:
My husband, Jim, and I are parents to three school age sons.? My husband works full time for State Farm Insurance.? I am a student at Illinois State University.?? I am completing my final semester before earning my bachelor?s degree in elementary education.? I am currently student teaching which is a full time position with no pay.? Therefore, I am working part time to help supplement our family income. Jim and I are hardworking people.? We are dedicated to our family and strive to better ourselves to make a great life for our kids.??

My husband's income cannot be used in my DTI ratio, and he is the main provider. The reason he did not make a listing is because Prosper placed his account on hold and even after numerous contacts they have still not removed the hold. It has nothing to do with his credit report.

Credit Report:
We currently have a loan with prosper and have not missed a payment.?

Monthly net income: $3583.00 (combined)

Monthly expenses: $ 2992.00??
? Housing: $?1000.00
??Insurance: $ 60.00
??Car expenses: $ 420.00
??Utilities: $ 230.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$105.26

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2004	Debt/Income ratio:	19%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,148	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PastorOfMuppets	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a fuel efficient work car
Purpose of loan:
This loan will be used to purchase an older fuel efficient car that i can use in my daily commute (5 miles) and run errands.? Right now I drive a 2002 Ram with a 5.9?? V-8 which is very nice, but only gets 13mpg, and is too much for my everyday needs.

My financial situation:
I am a good candidate for this loan because Im good about paying my payments on time and even early. I usually work 4-8 hours of overtime every week so I have more income than my profile suggests.

Monthly bills:
------------------------
Monthly?gross income-3396.64
dont know actual net, but?I bring home about 575 weekly.
------------------------
Mortgage-540
truck payment-400
cable,elec,car ins.-250

You can see I can easily set money aside to pay this loan.
Thanks for the help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1988	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$541	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	tbo1970	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 58% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	5 ( 42% )	520-540 (Aug-2008) 520-540 (Jul-2008) 520-540 (May-2008) 520-540 (Apr-2008)
Principal balance:	$452.88	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
getting things together
Purpose of loan:
This loan will be used to payoff and consolidate all current credit card bills

My financial situation:
I am a good candidate for this loan because I have consistently been making timely payments and improving my credit score. I have a good stable job. I have paid back over 50% of a previous prosper loan of $1000

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 154
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 30
??Other expenses: $
Total=$824

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$362	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deal-planetarium	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab $ / 1 Family Home Investment
I am a single family home investor in Texas.? I have 2 companies - just listed one of them for now and have been buying, selling leasing & financing houses in the San Antonio area of?Texas for 10+ years - I am seeking private investors to fund Real Estate (RE) investments and flips.

Opportunities are abundant in my area for the RE business owner. ? With all these great deals, comes a greater need for working capital.? I have 2 rehab projects in progress right now and additional capital will be used as a cushion to complete the projects.??Moreover, I?m looking for opportunities to create solid long term relationships with the right individuals.? Know that this money is being put into income producing properties -?more secure than some others I?m seeing on Prosper (IMO).

My Financial?Situation:
Our passive and earned incomes are more than adequate to handle a loan of this size. My wife is retired military and full time Gov?t contractor in San Antonio, repayment a loan of this size, is not difficult.? Future and more sizeable loans with lenders desiring secured investments can be offered Notes w/ Trust Deeds.

Regards,
ibuyguy.com
Solution House Buyers, Inc.
Mid- Cities Land Co, LLC
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2004	Debt/Income ratio:	15%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,434	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aksmitty226	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 96% )	600-620 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 4% )	620-640 (Sep-2008) 520-540 (Jun-2007) 520-540 (Jun-2007)
Principal balance:	$1,419.15	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Pay off Prosper/Credit Cards
Purpose of loan:
This loan will be used to? I am going to use this loan to pay off the current Prosper loan that I have and two credit cards.

My financial situation:
I am a good candidate for this loan because? I have a good job that the Prosper loan that I have helped me to get.? I have made all the payments on time.? I Drive a truck for Vast Transportation and it is a good stable job that I'm lucky to have.?

Monthly net income: $ 3,400

Monthly expenses: $
??Housing: $ 303
??Insurance: $ 43
??Car expenses: $ 50 no car payment
??Utilities: $ 150
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 200 gas for work
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1989	Debt/Income ratio:	11%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	3y 2m
Amount delinquent:	$260	Revolving credit balance:	$1,267	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tycoon944	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008)
Principal balance:	$899.26	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off last of credit cards
Purpose of loan:
This loan will be used to pay off the last of my creidt cards and get it all into one monthly payment.? It would help me so much.

My financial situation:
I am a good candidate for this loan because I took out a loan with Prosper a year ago and have NEVER been late.? I have also raised my credit score quite a bit since I last applied with Prosper.? I'm still high risk I know, but I'm trying so hard. In won't let you down.

Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $ NA husband pays it
??Insurance: $ NA employer pays it
??Car expenses: $ 305.00
??Utilities: $ NA husband pays it
??Phone, cable, internet: $150.00
?Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.26%	Starting borrower rate/APR:	15.26% / 17.43%	Starting monthly payment:	$121.77

Auction yield range:	4.18% - 14.26%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2000	Debt/Income ratio:	44%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,034	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Coolwatern	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
The purpose of this loan is to pay off some high interest credit card debt at a lower rate.? The two?that I'm?going to pay off are at 27% and 22%.

My financial situation:
I am a good candidate for this loan because I have good credit and pay all of?my bills on time

Monthly Net Income: $2200
Housing????????? $505
Insurance??????? $50
Auto Loans???? $325
Utilities???????????$175
Food?????????????? $300
Credit Cards??? $600
Internet?????????? $25
Gas??????????????? $200
??????????Total??????????? $2180

I also donate plasma for $50.00 a week.

Thanks for looking at my auction?and hopefully you can help me.
If you have any questions please ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.36%	Starting borrower rate/APR:	20.36% / 22.60%	Starting monthly payment:	$242.76

Auction yield range:	17.18% - 19.36%	Estimated loss impact:	19.09%
Lender servicing fee:	1.00%	Estimated return:	0.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1999	Debt/Income ratio:	20%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	17y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,983	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	KevandDJ	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NAVY CPO NEEDS TO ADD A ROOM
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because??

?AM LOYAL AND WILL PAY MY DEBT.? MY WIFE IS PREGNANT AND WE JUST TOOK ON ANOTHER FOSTER KID ONE WAS PLANNED AND THE OTHER.........BRINGING THE TOTAL TO 5.? SHE IS HAVING ISSUES WITH THIS PREGNACY AND CAN NOT WORK FULL TIME.? SHE IS A RN IN HOME HEALTH AND SHOULD BE BACK TO WORK IN DECEMBER

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $ 1254
??Insurance: $ 220????
??Car expenses: $ 612
??Utilities: $ 210
??Phone, cable, internet: $ 79.00?
??Food, entertainment: $ 150 (EST)
??Clothing, household expenses $ Varies, 130-170 pm
??Credit cards and other loans: $ 450
??Other expenses: $ 190-200 gas etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.76%	Starting borrower rate/APR:	31.76% / 34.16%	Starting monthly payment:	$151.97

Auction yield range:	14.18% - 30.76%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1994	Debt/Income ratio:	18%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,481	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bid-phoenix0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my bills
Purpose of loan:
This loan will be used to?
Pay off my credit card and some other bills
My financial situation:
I am a good candidate for this loan because?
I pay my bills on time and work very hard. I am also a very good person with very good intentions.
Monthly net income: $
$3000
Monthly expenses: $
??Housing: $ 300????
??Insurance: $ 150
??Car expenses: $475
??Utilities: $ 0
??Phone, cable, internet: $ 75
??Food, entertainment: $?350
??Clothing, household expenses $ 300
??Credit cards and other loans: $100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	18%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	55	Length of status:	3y 11m
Amount delinquent:	$1,677	Revolving credit balance:	$38,768	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	usmcmp78	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$14,964.17	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off our Credit Card Debt!!
Purpose of loan:
To pay off my high interest credit cards

My financial situation:
I am a good candidate for this loan because I have had a very good paying, steady job since graduating from college in 2001.? Previous to this event in our life, we were completely credit card debt free.

Monthly net income: $ 15,000 + Quarterly bonuses

Monthly expenses: $
??Housing: $ 2500 ???
??Insurance: $ 140
??Car expenses: $ 1000
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 4000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$483.13

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	64%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,240	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	5
Screen name:	REDEEMED4HIM	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 740-760 (Apr-2009) 720-740 (Aug-2008) 720-740 (Jul-2008)
Principal balance:	$4,914.50	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Not HR bid with confidence
Purpose of loan:
This loan will be used to consolidate 3 smaller unsecured loans (for various home improvements) and lower my overall payment. I will have no problem repaying this new loan. I have had a current loan on Prosper for?20 months.?My current Prosper?loan will be paid off when this loan is funded. I have been a lender on Prosper for over 2 years as well. This is a guaranteed safe investment and return on your money.

I am a current home owner....unsure why it has my home ownership status as NO.

Also I am not an HR investment. I had a bankruptcy that was discharged in January 2004 and have had no credit problems?since that time.

I appreciate your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2003	Debt/Income ratio:	54%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,091	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fund-balance988	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$708.13	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my outstanding balance that i carry on my credit cards. I used my credit cards to pay my school tuition and fees. We are all aware of the sudden surge in school tuitions and fees because of the cut back on the education budget at all levels.
My financial situation:
I am a good candidate for this loan because of my record speaks for itself on the first loan i carried with prosper. Because of the interest rate?that will be fixed, i will be able to make my monthly payments on time without worrying?about a?surging interest rate and numerous fees.?
Monthly net income: $1180

Monthly expenses: $
??Housing: $ 300 (I have a roomate)
??Insurance: $ 75
??Car expenses: $ 14 (oil change)
??Utilities: $ 95
??Phone, cable, internet: $ 55
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?8500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.01%	Starting borrower rate/APR:	14.01% / 16.17%	Starting monthly payment:	$170.91

Auction yield range:	4.18% - 13.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	29%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,826	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	NeketanBank	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Another Lender Consolidate!
Purpose of loan:
I have loaned out two small loans so far, and I am going to continue loaning on Prosper.? After reading alot of the borrowers stories...?I?thought that I too had quite a bit of high interest credit card debt, of which I have NEVER missed a payment.? So, why not borrow money and allow some of these lenders to make some money while I can save some money??? I am not planning on reinvesting this money in propser.com.

My financial situation:
I am a good candidate for this loan because I have been employed by the same employer for 14 years and have a good handle over my financial situation.?

This company worked with me through high school and assisted me in obtaining my bachelors degree in college and over those 14 years I moved up the corporate ladder of?a very prosperous and growing company.??

My employer encourages working from home so they cover my home phone and internet expenses.

I have never had any negative items on my credit report.? I have always paid every bill ontime. (Although I must thank online billpay for that.)? The only thing bringing down my credit score is the debt to income ratio.???

I was young and ran most of these cards up on items that were unnecessary during college.? I have since learned my lesson and have no intentions of recharging debt on these accounts once paid off.? Most of the offers for these credit cards I received after signing up for student loans.? I have worked very hard to make my payments but the huge credit card conglomerates shouldn't benefit from my hard earned money, I feel lenders at prosper should....I can assure you that this loan will be paid back in full, ontime if not sooner.? Afterall, I too am a prosper lender.

Monthly net income: $ 4175

Monthly expenses: $
??Housing: $ 1350 Mortgage?Incl Taxes, Insurance, etc.
??Insurance: $ 0
??Car expenses: $ 0 - EMPLOYER PAYS CAR PAYMENT AND?INSURANCE!
??Utilities: $?300 -
??Phone, internet: $?0?EMPLOYER PAYS HOME INTERNET AND?PHONE!
? DirecTV: $190
??Food, entertainment: $?600
??Clothing, household expenses $?200
??Credit cards and other loans: $700? (This loan payment will replace alot of this payment.)
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.45%	Starting monthly payment:	$66.18

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1984	Debt/Income ratio:	31%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,475	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	annybanana	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	27 ( 96% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	1 ( 4% )	660-680 (Aug-2009) 640-660 (May-2008) 620-640 (Apr-2008) 600-620 (Mar-2008)
Principal balance:	$3,355.70	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
2nd Loan-Consolidate-5% Endorsed
Purpose of this loan: Debt swap to consolidate payments and increase cash flow. This loan will replace two high interest credit cards, lowering my payment slightly, even if the interest rate increases. This will increase monthly cash flow to pay down on other debts.?
Employment and Income: I have been a medical transcriptionist since 1992 and currently work full-time for md-it. I love the freedom of working from home.
My Financial Situation: My finances are improving. I have recently filed to receive child support and back child support from 4+ years ago. I have improved my credit greatly since joining Prosper and would eventually love to become a lender so that I may help others.??
Income:$1,900 Net($2,200 Gross)
Fixed Expenses:$1,102
Elective Expenses: $150.00
Debt Services: $443
Monthly cash available: $205?
For more information about my expenses and debt, please refer to my member page. My first loan was a huge step in the right direction and has set me on the right track. I thank all of you that funded my first loan and hope you are willing to help me continue my consolidation again.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1990	Debt/Income ratio:	25%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 11	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	30	Length of status:	22y 1m
Amount delinquent:	$6,469	Revolving credit balance:	$4,755	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	meyouus	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 640-660 (May-2008)
Principal balance:	$697.29	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Making repairs to house.
Purpose of loan:
This loan will be used to? Make some repairs to our home and pay off one small credit card balance.

My financial situation:
I am a good candidate for this loan because? I have made all payments on my other prosper loan each month on time.? I have had the same bank and job as teacher for over 20 years.? The deliquency on my credit report is due to late payments on a mortgage that is being restructured to bring it current and modified to lower the payment.?

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 1500????
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 125
??Phone, cable, internet: $ 130
??Food, entertainment: $ 250
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$71.64

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	51%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,884	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	penny-blossom	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby on the way, paying down CC's
?Purpose of loan:
This loan will be used to help me cover medical expenses and bills while I take maternity leave. My husband and I tried for 3 years to get pregnant and exhausted our savings. When we gave up, a miracle happened! Earlier in my pregnancy I had complications- gall bladder removal and finding a blood clotting condition - I had to use up a few of my paid sick leave days, Now I don't have enough saved "paid leave days" to cover my maternity leave. As a teacher, I have no paid maternity leave, you only receive paid leave by using any personal/sick days you accumulate prior to you maternity leave. Due to my medical issues earlier on in my pregnancy, I will have to take a portion of my 6 weeks leave without pay. I thought about returning to work early, but my doctor has informed me that I will not be cleared before 6 weeks due to my blood clotting issues.

My financial situation:
I am a good candidate for this loan because I am a teacher with a guaranteed job and therefore a guaranteed paycheck. I received my masters in May (including a small pay raise) in instructional technology and have a desire not only to continue teaching but to move into a leadership position within my county. If I hadn't had to use my days for surgery and other medical issues, I would have accumulated enough paid leave days. This loan will help me stay ahead of my bills as opposed to having to make arrangements to pay them late.

There are delinquencies on my credit report that happened within the last 7 years. They are related to college loans. When I graduated I thought I had 90 days until I had to start paying on these loans. What I did not realize is that since I took one semester off I only had 60 days. When notified, I sent in a payment that was applied to the current month- not the past due month. After 2 months and numerous phone calls, someone finally explained that my payments were going to the current month and not the past due month- putting both loans delinquent. Once I was made aware of the situation I corrected within the next month. Monthly net income: $6285.00 (includes my husband's income)

Monthly expenses: $
Housing: $ 575
Insurance: $ 150
Car expenses: $ 570
Utilities: $ 100
Phone, cable, internet: $ 50
Food, entertainment: $ 225
Clothing, household expenses $ 200
Credit cards and other loans: $ 170
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1984	Debt/Income ratio:	7%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$7,497	Revolving credit balance:	$1,263	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	5
Screen name:	unbeatable-p2p	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards.

My financial situation:
I am a good candidate for this loan because?I have a good steady income and would like to pay off my debts asap.?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 430
??Insurance: $83
??Car expenses: $ 210
??Utilities: $ 40
??Phone, cable, internet: $ 60
??Food, entertainment: $ 40
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	15%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,740	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	34	Homeownership:	No
Inquiries last 6m:	6
Screen name:	YADDY	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	600-620 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	1 ( 5% )	600-620 (Jul-2009) 600-620 (Oct-2007)
Principal balance:	$2,648.74	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Loan #2-Responsible Prosper Payer
Prosper Loan #2

I want to?give my deepest appreciation to?everyone that has bid on me before and hope that they come back again.

Purpose of loan:?
I?need to help my mom get back on her feet.? She is in need to payback some of her debt but does not have the credit to obtain a loan.? My mom has come to me for help and I would really like to help.
I have tried to get my debt organized also so you will see?that I attempted to relist for a second loan for myself but this is no longer the case, thanks to words of wisdom I received from a lender on Prosper?:)
My mom would be able to payoff her $3500.00 debt without my help but the issue here is that she needs to pay the lump sum all at once and she nor I have that kind of money saved up.?

My mom receives disability & alimony every month and would be able to make the payments to me prior to the automatic withdrawal.?
My financial situation:?I have a great stable job and I have always been a trust worthy/ responsible/ christian person.?By having the monthly payment automatically withdrawn from my checking account?it will?ensure my lender(s) full repayment.??

Please let me know if anything else is needed or if any other/different information is needed. I know that by listing this loan under my name and information makes me totally responsible but I do trust that my mom is fully capable of paying back the monthly installments.??I pray and hope that someone can help her/us. I do appreciate you taking the time to view my listing. God Bless!

The following information is based on my mother's income and expenses:

Montly Net Income:? $1570.00

Monthly expenses: $?640.00
??Housing: $?0? (?My mom lives with my sister)
??Insurance: $?100.00
??Car expenses: $ 80.00 (gas). Vehicle is paid off
??Utilities: $?200.00 ( Helps my sister with this bill)
??Phone, cable, internet: $?0 (My brother pays for her phone bill)
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 60.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$380.55

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1996	Debt/Income ratio:	37%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	4y 3m
Amount delinquent:	$869	Revolving credit balance:	$22,261	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	D-Man71	Borrower's state:	Florida	Borrower's group:	AA Credit***
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	660-680 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	720-740 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Freedom...Credit Card Consolidation
Purpose of loan: This loan will be used to consolidate?2 high interest rate credit cards.?Capital One is at 22.99% and?Advanta is at 33%. We are hoping for a rate of 12% or better.
My financial situation:?As a Senior Network Engineer I just received a retention bonus on top of my 14% yearly increase and was able to pay off one of my other credit cards.
Monthly net income:
$ 3,550.00 (After taxes and excludes quarterly bonuses)
Monthly expenses: $ 2,600.00 ($950 left over)
House: $1100
Gas: $225
Credit Card Payments: $750
Car payment: $525
Side Note: I previously had a loan of $11,000 which was paid off in under a year so you can be assured this will be a low risk loan. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	36	Length of status:	8y 3m
Amount delinquent:	$696	Revolving credit balance:	$37,758	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	commitment-baby	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Keep our staff employed
Purpose of loan:
This loan will be used to?
Help pay vendors that we have fallen behind with ever since hurricane Ike devastated many businesses. Our building needed alot of repairs and took a long time before we could open our doors for business again. We have great employees that have stood with us through all this, but we are falling further?behind with vendors because we don't want to lay off our employees. One of our employees is a single mom with 5 children, another is a 60 year old retired school teacher who could not survive on her teacher retirement check. She has very bad scoliosis and can only work sitting down. Our employees like working for us because we help them with medical expenses when they have emergencies.?They are also allowed to bring their children to our workplace after school if they don't want them home alone.
We have a good reputation with the public and we have a very strong? "A" with the Better Better Business Bureau. Our employees are hispanic (like me), black, white, young?and old (30-60), and consist of? 5 males and 5 females. We are all Christians and we always pray before starting our day.
I am a good candidate for this loan because?)I am a minority (hispanic ) business woman who does not want to contribute to the number of unemployed in this wonderful country of ours. God Bless You for all your help in this matter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1994	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	35	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	well-rounded-payout	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
major auto repair
Purpose of loan:
This loan will be used to?repair my daughters car and to?help get back on our feet from a near foreclosure that we are just coming out of?

My financial situation:
I am a good candidate for this loan because?i always?pay my bills and?if it wasn't for some bad advice I wouldn't have been in this?mess? Despite my credit score and other financial information we've always paid off our debts,so if you would consider us we would appreciate it. My wifr and I are hard working people and have just hit a couple of snags.? Despite our score, and our chances of getting a loan from other lenders, we would appreciate someone who would look beyond the scores and consider our hard working ethic we always pay off our debts and this would be no exception. In the past we have had bad advice that has cost us and we are much wiser now.? thank you

Monthly net 4500.

Monthly expenses: $
??Housing: $ 999
??Insurance: $ 185
??Car expenses: $ 150
??Utilities: $ 150
??Phone, cable, internet: $ 65
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$802.89

Auction yield range:	11.18% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2000	Debt/Income ratio:	43%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$64,584	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fascinating-loan	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate date some with higher interest rate.

My financial situation:
I am a good candidate for this loan because If you are reviewing my credit report, you will see that I am not only diligent in paying off my bills but paying them on time.?I have never missed a payment in my entire life. Either way I am going to pay this debt off. This is not a matter of not being able to pay off my debt. By consolidating my debt I save money, by avoiding compunding interest and you make money with a much higher return than a 1% earnings in a?generic savings account.

I am a single mother of one who has just recently gone back to school.? My daughter graduated high and looks forward to attending college this fall as well. I have to admit that it is a bit overwhelming trying to pay for both of our educations but it is necessary.

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	14.18% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2007	Debt/Income ratio:	20%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,433	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thrilling-finance8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$357.84

Auction yield range:	8.18% - 24.00%	Estimated loss impact:	7.57%
Lender servicing fee:	1.00%	Estimated return:	16.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2004	Debt/Income ratio:	42%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$23	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nickel-mountain	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help us make room for a family!
Purpose of loan:
This loan will be used to waterproof and finish my wet basement.? My wife and I discovered the basement was wet only a few weeks after moving in to our new home.? Thanks to this problem we have only been able to use 1/2 the square footage of our first home.? We would like to start a family soon, but are afraid of the effect the mold/mildew may have on a pregnant woman and a newborn.? Please help us make our home safe.
My financial situation:
I am a good candidate for this loan because I have never paid any accounts late.? I have an average credit score of 730+.? Together my wife and I will easily be able to make the payments required on this loan.? Our monthly income is $4,400.? Our required expenses are as follows:

Mortgage $695 (includes taxes and insurance)
Car Payment $376
Car Insurance $118
Utilities $300
Student Loans $350
Credit Cards $150
Household Expenses $500

Total Required Expenses = $2,489
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,700.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$658.38

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1985	Debt/Income ratio:	19%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,160	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	USFBull	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	820-840 (Latest)
Principal borrowed:	$2,750.00	< mo. late:	0 ( 0% )	780-800 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Freedom From Credit Cards!
I am currently a Banker, a Real Estate Developer and Investor, Real Estate Salesman, IsXperia Guy (?)?and a Citrus Grower.? Over the last year, the economy has been tough but survival has not been a challenge as income sources are diversified.?

My debts currently are American Express at about $7,000 and Capital One at $12,700, Discover at $1,000?and some small miscellaneous cards.? Everything else will be handled routinely.?? I have some investments in the market that I'm hesitant to pull out; total liquidity is about $30,000 today.?? The rates on AmEx and even Capital One have become ridiculous.? Simply put, I pay people but try to balance cash/liquidity and debt carefully.? I have repaid one Prosper loan previously and have been (still am actually) a lender with a portfolio now less than $1,000 as notes have been paid, charged off, etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$215.78

Auction yield range:	8.18% - 23.00%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1990	Debt/Income ratio:	22%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$39,490	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	patspeak	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$13,500.00	< mo. late:	0 ( 0% )	580-600 (Nov-2007) 660-680 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Business Expansion
????Purpose of loan:
This loan will be used for Business Expansion

My financial situation:
I am a good candidate for this loan because? I have had two previous loans with Prosper and have successfully paid each off early. I am never late on any payments for anything. I make the necessary income to successfully pay the required debt.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 600 (Live with Family)
??Insurance: $ 120
??Car expenses: $ 150 Gas (Cars Paid Off)
??Utilities: $ 190
??Phone, cable, internet: $ 106
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 850
??Other expenses: $

I have the necessary income to pay these loans. I have a successful side business which has been doing well, but requires additional immediate funds. My initial Prosper loans assisted in the start-up of my business and I ended up paying each loan back early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1987	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$56,290	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	credit-bee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off and pay down some credit card debt.?

My financial situation:
I am a good candidate for this loan because I have?always?paid my credit card bills on time and have?never been late. It wasn't until this past?September 2009 when I had my credit limits greatly reduced and?interest rates raised ridiculously high that I decided to give this?peer to peer lending concept a try. All I ask is to get a reasonable interest?rate so that I can pay off these credit cards within 3 years.

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $500?
??Utilities: $?50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 80
??Clothing, household expenses $ 50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$384.65

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1978	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$190,033	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-marsupial9	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Kitchen
Purpose of loan:
This loan will be used to? Remodel a kitchen.? I just purchased a home from the MLS.? I am a realtor.? I was able to buy the home $235,000 for all cash. I do not owe any debt on the house.? I need $25,000 to remodel the house and prepare it for sale.? I will sell the house within 90 days for a handsome profit.

My financial situation:
I am a good candidate for this loan because? I am a very successful business man.??I am taking advantage of the low prices in real estate right now.? I have recently purchased three homes all with my own cash.? I need a little extra money to fix them up and sell them.? I have one house in escrow right now supposed to close on October 16th.?I will be receiving $200,000 from that house and?I owe nothing on that unit.??I plan on doing three homes every 90 days.? I can easily make monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,811	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	peaceful-dollar6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards with very high interest rates.

My financial situation:
I am a good candidate for this loan because I am responsible and will pay on time.??My life has changed so much in the last 2 years (getting married, purchasing a home, having a baby), some things have gotten out of order.? My once?excellent credit rating has dropped.? This loan will?help me get control of my finances and avoid high credit card interest rates.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$645.34

Auction yield range:	8.18% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$19,089	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	proper-gold1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Interst Rates
Purpose of loan:
This loan will be used to? Consolidate debt.? Between credit cards and my personal line of credit I want to lower my rates.? The highest rate I currently have is 13% and my LOC is at 11% so I'm looking to beat the 11% or I will just move my CC's over to my line.

My financial situation:
I am a good candidate for this loan because?

Currently budget over $1,100 per month in payments with these cards and have a flawless payment history for the past 8 years (I have never missed or been late on a payment)

Own my home

Own my car

And have a perfect history of paying bills no matter what!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$724.86

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	6	Total credit lines:	31	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bopbop-a-loobop	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Surgery Needed
Purpose of loan:
This loan will be used to have dental surgery desperately needed on my gums where they have receeded to the point skin grafting is necessary and to prevent furthr damage to the underlying jawbone.? I will also have to have two teeth removed and replaced.

My financial situation:
I am a good candidate for this loan because I am trustworthy always pay off my debts and I really need the surgery.? My credit score is low only due to identity theft that occurred in 2007 that I am still fighting with my lawyer and credit card companies that issued cards to someone other than myself. This is why I declared bankruptcy. They had charged up over $150,000 i my name while I was?I Iraq via the Internet.

Monthly net income: $ 12,000.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 3,000.00 (Have rental, flood and extra policies for art work and jewelry)
??Car expenses: $ $700.00 car note $689.00 insurance, $250.00 gas and miscellaneous
??Utilities: $ $800.00-1000.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $?600.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 2000.00
??Other expenses: $ Dependent on month. ($2500 to 401k and IRA accounts)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.25%	Starting borrower rate/APR:	14.25% / 16.41%	Starting monthly payment:	$257.24

Auction yield range:	4.18% - 13.25%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	26%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,155	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Short_Term_Loan_Requested	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 700-720 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off CitiBank Mastercard
Purpose of loan:
This loan will be used to pay off my CitiBank Mastercard.? I was recently notified my intrest rate would be increasing,?I pay more than required and have not been late.

My financial situation:
I am a good candidate for this loan.?? Like most of you I am trying to keep expenses down, Citibank raising my interest was a surprise!??I would very much like to pay off the card.? I have had a previous loan through Prosper (paid in full 10 months), stable employment history.?

Good question asked on earlier posting that did not fund (I was to optimistic on my rate the 1st go around):

Can you explain the delinquencies on your report???Delinquencies on my report (last 7yrs) - Many years ago I had a loan with B of A, I was in college at the time and missed 1 of my payments. I was unable bring the account current, after many calls w/customer service they continued to report 'delinquent', assess fees etc. (even though payments were being made). I was able to secure a loan via Prosper and paid off the account. Term of Prosper loan was 36 months, I repaid in less (10 months).

Thank you in advance for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$487.07

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1994	Debt/Income ratio:	47%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$40,658	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	JaneenRealtor	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a house at auction!
Purpose of loan:
This loan will be used to? purchase a house in Anderson, Indiana through WilliamsAuction .com!? It is 2300 square feet, 4 bed, 2 bath. It needs some work, so we're asking for the purchase price AND the repair money included in the 12K.

My financial situation:
I am a good candidate for this loan because I have been investing SUCCESSFULLY in real estate for 30 years!? A divorce wiped me out two years ago, so I'm starting over. I am happily remarried, and we are a great team! ?I pick 'em, and he is great at fixing them up!I am in the middle of a home refinance that will enable me to be DEBT FREE other than this loan, and our real estate (I currently have three!) One of them is free and clear, and they all cash flow really nicely, as will this new one! I am an EXCELLENT RISK! I'm smart, have ALWAYS paid my bills on time, and have always known how to flip houses to create cash flow!? I will do it again now; I just need the money to get started again, and this house is too good to pass up! I am a real estate caoch, as well as a real estate broker, and also am just getting started as an energy medicine practitioner!? I believe in multiple streams of income!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1990	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	60	Length of status:	22y 10m
Amount delinquent:	$9,420	Revolving credit balance:	$16,097	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stewmary	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$1,344.31	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
3 kids in college-tuition
Purpose of loan:
We have 3 daughters in college, have been able to payforwhole year except for $2500, please help! Have paid 100% on time to Prosper for another loan! Please disreard the delinquent amount noted on report, have worked out arrangement on that with mortgage company and that is now considered current.
Monthly net income: $ 4000
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1995	Debt/Income ratio:	13%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	8y 10m
Amount delinquent:	$322	Revolving credit balance:	$11,855	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sceptre1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my credit cards!
Purpose of loan:
This loan will be used to? Pay off my credit card balances.

My financial situation:
I am a good candidate for this loan because? I am a person who is able to pay my monthly bills on time.? I would like to bring my credit card balances down to zero.? I have a very young daughter and I would like to be debt free so that I am able to secure a future for her, and I would like to build my credit?so this can be possible.? I would like to be able to set up a college fund for my daughter and put away money on a monthly basis toward that instead of credit card finance charges.? My monthly bills are paid on time, it is the first commitment that I have when I am paid by my employer.

Monthly net income: $ 2876

Monthly expenses: $ 2187
??Housing: $ 838
??Insurance: $
??Car expenses: $ 89 (I don't have a car?I buy a montly metro card?to use for?Mass Transit)
??Utilities: $ 50
??Phone, cable, internet: $ 150 - This included?my cell phone as I do not have a home phone.
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300 per month and approximately $100 goes towards?a finance charge between two credit cards.
??Other expenses: $ 460 (Daycare Expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.15%	Starting borrower rate/APR:	25.15% / 27.46%	Starting monthly payment:	$149.40

Auction yield range:	14.18% - 24.15%	Estimated loss impact:	15.09%
Lender servicing fee:	1.00%	Estimated return:	9.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1978	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	26	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,843	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bluestar148	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 620-640 (Jul-2009) 600-620 (May-2008) 600-620 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
I'll be good, I will, I will.......
Purpose of loan:
This loan will be used to pay back Jon who lent me the money for 8 months. It makes more sense for me to get my monthly payment down from $470.
My financial situation:
I am a good candidate for this loan because? this will be the 2nd loan I will have taken on Prosper.?
Expect timely payment and possibly early payback.

Monthly expenses: $
??Housing: $ 943
??Insurance: $ 75
??Car expenses: $ 382
??Utilities: $ 200
??Phone, cable, internet: $ 182
??Food, entertainment: $?250
??Clothing, household expenses $ 65
??Credit cards and other loans: $?36
??Other expenses: $ Prosper Loaned out?$0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$388.82

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	52%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,118	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	fcash777	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$14,775.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 620-640 (Jul-2009) 620-640 (Apr-2009) 600-620 (Feb-2008)
Principal balance:	$4,578.79	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
3rd Prosper loan, was never late!!!
Purpose of loan:
I would like to pay off my current Prosper loan to obtain a lower interest rate and pay off my wedding (2 credit cards equaling 4500.00). Not a High Risk loan. See past prosper payments. My credit is very important to me.

My financial situation:
I currently gross 55,703.00 a year. Monthly is 4658.58 and my wife has a gross income of 55,513.00. We clearly make plenty of money, but would like to pay less in interest. The last 5 1/2 years (since the bankruptcy) I have never been late on any payments and have had perfect credit since. Unfortunately the bankruptcy is keeping my credit score down in the low 600's which is why I'm rated low on this site. I am a safe bet for investors, just look at my current history. I have proven this by always paying on time with my past prosper loans and ALL my bills since the bankruptcy in 2003.

I have been in the same field of work for 9 years and love what I do. I have had a great professional relationship with my current jobs CEO and executives for the last 5 years which is why they asked me to come join their team a couple years ago. My job is very stable. Thanks again for your time.

Monthly net income: $
3,450.00 and 3,600.00 from my wife

Monthly expenses: $
??Housing: $ 1555.00
??Insurance: $ 97.00
??Car expenses: $ 769.00? Gas 200.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 169.00
??Credit cards and other loans: $ 312.00 Prosper, 121.00 American General, and 260.00 for our wedding loan.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 17.65%	Starting monthly payment:	$34.18

Auction yield range:	4.18% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	0%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,174	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	deal-tamale	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy a used vehicle for family use.
Purpose of loan:
This loan will be used to? purchase a nice used vehicle for our children and family to use.

My financial situation:
I am a good candidate for this loan because?I have secure full-time employment working for the government.

Monthly net income: $3000

Monthly expenses: $
??Housing: $750
??Insurance: $50
??Car expenses: $200
??Utilities: $300
??Phone, cable, internet: $75
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$338.53

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1989	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$111,633	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SuperESQ	Borrower's state:	Texas	Borrower's group:	RCII Group Lenders
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008) 680-700 (Dec-2007) 680-700 (Dec-2006)
Principal balance:	$1,287.93	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Single mom to lower rates
I have been in my current position as in-house counsel to a public company for approximately 2 years and want to get ahead of the credit card companies.? Although my credit rating is a B, I am a professional homeowner and am current in all payment obligations.? I have worked very hard to lower my balances but the interest rates seem to be dragging me far behind where I want to be.? I am very conscientious and have worked with a personal debt consultant to instigate a payout plan for my current debt.? I was in my previous job for 5 1/2 years.? I drive a Toyota and don't make extravagant purchases.? I am trying to build a future for my two girls and provide them with the security and life they deserve.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.18% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1988	Debt/Income ratio:	78%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	43	Length of status:	6y 2m
Amount delinquent:	$353	Revolving credit balance:	$53,426	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-sentimental-economy	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? to pay off credit cards.

My financial situation:
I am a good candidate for this loan because? I always pay by bills on time....have worked hard to get the credit.? Fell upon hard time and had to use more than I wanted to but have always made the payments.?? The only delinquent accounts I have are paid medical bills...

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	22%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,212	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mwd2411	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 7% )	640-660 (Aug-2009) 560-580 (Jul-2008)
Principal balance:	$1,980.86	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay Off Personal Loans & Vehicle
Purpose of loan:
This loan will be used to pay back a loan I took from work. I do not like how it looks with upper management that I had to take a loan with the company and I would rather pay high interest than keep this loan on the books. This loan was to pay for summer baseball expenses associated with running an adult team. The other money I would use towards paying down some other personal debt and also for a vehicle upgrade. My old car's engine blew up on the interstate a few months back and I have been bumming off my parents extra car. I HATE owing friends money and would much rather pay interest to the lenders of Prosper than to feel uncomfortable around my family and friends.

My financial situation:
I am a good candidate for this loan because I take my debt and repayments VERY seriously. I was not good with my credit during college and have paid the price but am working hard to improve it and have made great strides over recent years. I am an accountant with a very prominent Italian restaurant throughout the midwest and have been with the company for 9 years. I make over $45,000/year. I have NEVER skipped out on a debt and will treat this loan the same. I have an excellent history making payments on my first Prosper loan and lenders should have no worries about taking a risk on me other than what to do with all the interest they will be earning!

Monthly net income: $ 2,500

Monthly expenses: $ 1985
??Housing: $310
??Insurance: $50
??Car expenses: $125
??Utilities: $50
??Phone, cable, internet: $100
??Food, entertainment: $500
??Clothing, household expenses $50
??Credit cards and other loans: $700
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$59.77

Auction yield range:	8.18% - 15.00%	Estimated loss impact:	6.84%
Lender servicing fee:	1.00%	Estimated return:	8.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,598	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dollar-sorcerer3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit cards
Purpose of loan:
1. Consolidate credit card debt, then?pay off all credit cards in 4 months.
2. Establish good borrower history on prosper.com

My financial situation:
I am a good candidate for this loan because?
1. I am always paying my debts off.
2.?My family?sponsors my education and I have income from?tutoring Russian language.???
3. I am an ambitious?finance major. I guess that should mean something :)
4. I have a 2004 Dodge Neon that I am looking to sell in few months?use the proceeds to pay down the loan.

Monthly net income: $
Allowance + Part-time Job?=$5400

Monthly expenses: $
??Housing: $600
??Insurance: $20
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2800
??Other expenses: $ 2800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$184.63

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1998	Debt/Income ratio:	17%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	18	Length of status:	2y 11m
Amount delinquent:	$877	Revolving credit balance:	$1,843	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tranquil-investment	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I will use this loan to pay off a total of five credit cards. I haven't missed a monthly payment on any of these for longer than I can remember. However, with the unstable credit market, my credit card companies raising rates without reason, and lowering limits, I think it's time to put the credit cards aside.

My financial situation is very stable. I am married, own a home and we both have full time jobs in the profession we graduated college for.:
I am a good candidate for this loan because I will faithfully repay my loan as quickly as possible. I am a responsible person and believe that with your help we can both benefit from this opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$205.15

Auction yield range:	4.18% - 13.03%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1988	Debt/Income ratio:	14%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,432	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Borrower57	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	760-780 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	780-800 (Nov-2007)
Principal balance:	$2,517.14	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consolidating loans
Purpose of loan:
I am seeking a loan to consolidate my debts.? The rates offered by Prosper.com are better than I am currently receiving through my credit cards.? Have approximately $3,000 in credit card debt for kids college expenses.? My plan is to pay off existing Prosper loan of $2500 and pay off credit cards.? I have had the prosper loan for almost 2 years.? Never missed a payment
My financial situation:
I am currently employed by a financial institution and have a good paying job.? I own my own home and have lived here for 17 years.

Monthly net income: $6000

Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 350
??Car expenses: $260
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500?
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 15.13%	Starting monthly payment:	$94.33

Auction yield range:	3.18% - 11.99%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2001	Debt/Income ratio:	5%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	2y 1m
Amount delinquent:	$6,944	Revolving credit balance:	$103	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	radiant-benefit0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Student Loan
Purpose of loan:
I plan to use this loan as well as other money I have setaside to pay off the remainder of my student loan.? The $2,800 I am requesting will go a long way in helping me finally get rid of this student loan I owe plus hopefully allow me to pay a lower interest rate.
My financial situation:
I am a good candidate for this loan because I currently have a very secure job which pays me very well in relation to my expenses.? I am responsible individual and have already accomplised several goals.? I am an architect and graduated from the University of Texas in Austin.? As soon as I am completely debt free I plan on starting a family and moving into a home of my own.Monthly Net Income:? $3,600

Car Loan?????????????????? $375
Rent/Electricity????????? $1,300
Food???????????????????????? $350
Cable/Phone????????????? $130
Insurance?????????????????? $250
Other Expenses????????? $400

Total????????????????????????? $2,805

Disposable Income:???? $795
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$86.54

Auction yield range:	11.18% - 13.90%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2006	Debt/Income ratio:	400%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,668	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dignified-point	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College is so cheap.
The purpose of this loan will be to help me succeed through college.
This loan will be used to pay for car insurance, groceries and other everyday needs that I cannot fund due to my work load.
My financial situation is Citizens Bank and I have been with them for some time.
I am a good candidate for this loan because I am timely, organized, mature and sensible. I also have parents with professions that on occasion will pick up my slack.
Monthly net income: $360
Monthly expenses: $ 490
Housing: $ N/A
Insurance: $ N/A
Car expenses: $ 250/Month
Utilities: $ N/A
Phone, cable, internet: $30
Food, entertainment: $60/Week
Clothing, household expenses $25/Week
Credit cards and other loans: $350/Month
Other expenses: $40-100 Bi-weekly
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1989	Debt/Income ratio:	57%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	4y 0m
Amount delinquent:	$210	Revolving credit balance:	$10,856	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	consummate-p2ploan	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off small loans and
Purpose of loan:
This loan will be used to? pay off small loans and medcial expences????

My financial situation:
I am a good candidate for this loan because? i have always paid my bills and I',m not behind on anything

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 557.00
??Insurance: $ 208.00
??Car expenses: $ 889.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 950.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$467.88

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1996	Debt/Income ratio:	6%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,770	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	treebird	Borrower's state:	NorthCarolina	Borrower's group:	Thousand Dollar Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy Used Car and Pay for Camp
Purpose of loan:
Hello, I've been a lender on Prosper for a couple of years with about $2K left on loans.? I have made several friends here and I would rather pay you interest than a lending institution.? I understand how important it is to have borrowers that pay you back in order to be able to afford lending here.?

I plan to do two things with this loan.? First, I want to purchase a low mileage used car to replace my very old high mileage Corolla.??I have been pricing cars on Edmunds and I think I can get what I need for about $10,000.? The second thing I want to do is pay for my son's camp for next summer.

Why do I need to borrow money for these things?

Last year I had money saved to purchase a car but I was transferred across the country and have had two mortgages for nearly a year.? I have depleted all of my savings and even borrowed from my retirement to make everything work and keep my bills paid.? The good news is that?a month ago my house finally sold.? My son had a very tough transition with the move?and benefitted a great deal from?a boys resident camp.? In a enriched environment?he learned to set goals and achieve them and it made a huge difference in his life.? The camp fills up quickly and I want to put down my deposit and not worry at all about paying for it.? It has been a tough year and I'm ready for a chance to coast a little.? For interested parents, the camp's website is:
http://www.seagull-seafarer.org/

My financial situation:
I am a good candidate for this loan because?

I can afford it.? I live within my means so when something unexpected happens I'm not derailed, and I pay my bills.

My current monthly budget:

Net pay per month:????????????$5060.00

Mortgage??????????????????????????????????? 2100.00
Credit cards*?????????????????????????????????? ?0.00
Internet?????????????????????????????????????????? 40.00
Utilities???????????????????????????????????????? ?250.00
Phones???????????????????????????????????????? 140.00
Alimony??????????????????????????????????????? 200.00
Food?????????????????????????????????????????????500.00
Clothing & Dry Cleaning??????????? ??150.00
Misc.??????????????????????????????????????????? ?400.00
Leftover????????????????????????????????????$1280.00

* credit cards - I do not carry a balance on my credit cards.? I use them to get rewards on my monthly expenses like groceries and then I pay them off completely every month.? Thank you for looking at my listing.? Please ask me questions if anything is not clear.

My Group Leader can not bid or comment from his state.? He has verified my income and the sale of my house and invites you to follow the group page link to contact him for verification.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$191.11

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1977	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,749	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	john78	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$5,275.58	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off my credit cards
Purpose of loan:
Paying off my credit cards.
My financial situation:
I am looking to pay-off my high interest credit cards.

Monthly net income: $ 7,000.00

Monthly expenses: $
??Housing: $?1400
??Insurance: $ 100
??Car expenses: $ 750
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,150.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$97.26

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards.? Had job lay-off, earlier in the year and had to use credit cards to keep things going.? I would like to pay them off.

My financial situation:
I am a good candidate for this loan because? never had a debt that I didn't repay.? Have a full-time job that I absolutely love, work all scheduled time and OT when available.? Not monetarily responsible for anyone but myself and my dog.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $135
??Car expenses: $ 350
??Utilities: $ 207
??Phone, cable, internet: $325
??Food, entertainment: $100
??Clothing, household expenses $ 50
??Credit cards and other loans: $200
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$270.71

Auction yield range:	8.18% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,913	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mocrin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax Lien Investor
Purpose of loan:
Over the past several years I have been buying tax liens, and getting a great return on them as they redeem.? However, I bought first in Illinois (2.5 year redemption period), then Iowa (2 year redemption period), and the following year in Indiana (a one year redemption period).? What that means is that the liens?that haven't redeemed are all maturing at the same time, and I have to pay attorneys' fees in order to foreclose and acquire the properties.? And all those attorneys want to be paid up front.? I will be putting the fees on my credit cards until I receive the deeds, when I will turn around and sell the properties, (mostly vacant lots, but a few have houses).?? If I can get a loan here at Prosper, I expect I'll get a better interest rate than I will on my MasterCard, and I'd rather pay you the interest than Citibank, anyway.? I will promise to leave the loan in place for at least 12 months to that you can get?some interest, but expect to be able to pay it off in full at that time.

My financial situation:
I am a good candidate for this loan because the capital you provide will enable me to foreclose on my tax liens which I will then be able to sell, and can pay off the loan.? These are all decent parcels which I have personally driven by and done my due diligence.? I feel confident I will be making a decent profit, I just need help to pay all three attorneys so that I can acquire the deeds.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	17	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,971	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	4
Screen name:	jhonn	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff my credit card
Purpose of loan:
This loan will be used to?
Consolidate 4 outstanding credit card balances into one payment.
My financial situation:
I am a good candidate for this loan because? I have no history of late payments, am current on all outstanding loan obligations.

Monthly net income: $
45000
Monthly expenses: $
??Housing: $625
??Insurance: $125
??Car expenses: $250
??Utilities: $160
??Phone, cable, internet: $80
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $700
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.43%	Starting borrower rate/APR:	11.43% / 13.55%	Starting monthly payment:	$197.66

Auction yield range:	3.18% - 10.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	29%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,105	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	competent-benjamins8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating Capital For The Offseason
Purpose of loan:
This loan will be used to pay operating expenses of my new Tax Preparation franchise until January 2010.? I opened the franchise in January of 2009, and had success in my first year of business.? I look to have even greater success during my second year of operation.??It takes most new businesses 3-5 years to reach?a level of profitability, but?I consider myself to be?ahead of the curve and plan to reach peak numbers?from my second to third year of operation.? ?

My financial situation:
I am a good candidate for this loan because, I have a background in accounting/finance and have owned a business prior to this venture.? I know the demands of being a business owner both financially, emotionally, and physically.? My credit record will show that I have always believed in and practiced good sound financial habits.My goal is to leave the?Financial Services Industry and dedicate my full attention to the successful operation of my Tax Preparation?franchise.? Tax preparation is one of the few recession proof industries, and provides the opportunity to?be fiancially stable as well as the opportunity assist those who need help with Uncle Sam.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2006	Debt/Income ratio:	27%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,890	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jamce68	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007)
Principal balance:	$1,504.70	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
smalll buisness loan
Purpose of loan:
This loan will be used to put a soda machine at my company
.I have been working for 9 year. I 'm a warehouse manager.
At my company there are 75 people working and there are no soda and water machine

My financial situation:
I am a good candidate for this loan because i automaticly pay my bills before the time

Monthly net income: $ 4400

Monthly expenses: $?
??Housing: $ 1100
??Insurance: $ 118
??Car expenses: $ 315
??Utilities: $
??Phone, cable, internet: $?160
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1988	Debt/Income ratio:	38%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	20 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	56	Length of status:	0y 6m
Amount delinquent:	$976	Revolving credit balance:	$14,539	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dough-sergeant8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daddy pays down Debt
Purpose of loan:
In the aftermath of a wedding, relocation to Colorado, and a new baby boy (now 8 months), my wife and I want to reduce consolidate our debt, reduce our monthly payment, and pay the new loan off in three years.

My financial situation:
I offer lenders a great payment history, a stable income, and good FICO score. (NOTE: This delinquency is uncollectible and in violation of the FCRA.? I will probably have to sue the collections agency to get it off of my Experian report.)

Monthly net income: $ 4201

Monthly expenses: $
??Housing: $ 393
??Insurance: $ 56
??Car expenses: $ 395
??Utilities: $ 70
??Phone, cable, internet: $ 140
??Food, entertainment: $ 410 (The entertainment is watching the baby.)
??Clothing, household expenses $ 90
??Credit cards and other loans: $ 681
??Other expenses: $ 60 (Diapers, wipes, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1984	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$102,752	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-handy-capital	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off two credit cards.

My financial situation:
I am a good candidate for this loan because I've never been late with any payments.? I will always find a way to pay my bills on time.? My credit score is low now because of excess credit card debt due to loss of work during the last two years.? I am employed now and feel confident I will stay employed.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1995	Debt/Income ratio:	57%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$50,241	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ferocious-fund0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.58%	Starting monthly payment:	$36.18

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1999	Debt/Income ratio:	8%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$449	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	motor_guy	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$1,511.99	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Need loan for my car's transmission
Purpose of loan:
This loan will be used to? fix the transmission of my car. I got the bill from the shop. It will cost $1200 to fix the transmission.

My financial situation:
I am a good candidate for this loan because? I can easily pay the loan back. I have taken a previous loan from prosper. I have been on time with those payments and I will be on time with these payments.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 675
??Insurance: $ 150
??Car expenses: $ 500
??Utilities: $ 100
??Phone, cable, internet: $ 35
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1995	Debt/Income ratio:	10%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	22	Length of status:	0y 2m
Amount delinquent:	$8,802	Revolving credit balance:	$1,624	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chicagofan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	560-580 (Apr-2008) 620-640 (Sep-2007)
Principal balance:	$1,342.60	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Great Investment Opportunity
Purpose of loan:? To pay property taxes due on Sept 14

My financial situation: This is an excellent investment opportunity for the prosper family.? I currently have one loan which I have been paying on for two years with no late payments.? I have recently gone back to work after losing my job in the automotive industry.? I am now in the food industry and feel very secure in my new position.? My wife currently makes $500 payments on the deliquent accounts as we have made significant progress within the past year.

Monthly net income: $ 2000 (Mine)? 2000(wife)

Monthly expenses: $?2900.00
??Housing: $ 810.09
??Insurance: $?124
??Car expenses: $ 170.00 Insurance
??Utilities: $?300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$67.89

Auction yield range:	8.18% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1988	Debt/Income ratio:	43%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	24 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$26,398	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	blue-asset-violin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Is to consolidate my last 3 high interest credit cards. This will keep me on track for my three year plan for improving my credit score before building a new home.

My financial situation:
I am a good candidate for this loan because I have been working extremely hard toward increasing my credit score and I pay my bills on time.?I have already consolidated all of my student loans and other monthly credit obligations. All my monthly bills are paid through auto-pay or online.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 200
??Car expenses: $ 450
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 825
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$556.69

Auction yield range:	17.18% - 18.90%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1986	Debt/Income ratio:	13%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,964	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	doubledb	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off old debt
Purpose of loan:
This loan will be used to?pay off old as well as new debt

My financial situation:
I am a good candidate for this loan because? I have a excellent record of paying off my obligations no matter what happens
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2003	Debt/Income ratio:	28%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$536	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	14
Screen name:	alluring-income0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a high int. loan
Purpose of loan:
This loan will be used to? pay off a loan i made a mistake of paying with an extremely high interest rate because they scammed me

My financial situation:
I am a good candidate for this loan because? i am confident that i will pay it back timely and it will help my credit score go up

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 1000????
??Insurance: $ 140
??Car expenses: $ 279
??Utilities: $ 0-boyfriend pays them????
??Phone, cable, internet: $ 0-boyfriend pays them
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 6000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.21%	Starting monthly payment:	$45.25

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	31%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,221	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Critter1963	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,239.08	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Consolidating Debt
Purpose of loan:
This loan will be used to? Debt Consolidation????I am trying to get?my financial obligations organized and paid off in a more timely manner.???I would like to combined some smaller debt and have a fixed payment knowing it will be paid off in a couple years, at the same time this will build up my credit score.? I am working towards my goal of purchasing a home in the near future.

My financial situation:
I am a good candidate for this loan because? It is very?important for me?to pay my bills on time.? I have worked at the same job for over 13 years which shows dedication and stability.? I take my financial obligations seriously.? I make sure my bills are paid?first and on time.? I have a current Prosper loan and every payment has been paid on time. ?I have never missed a payment.?

Monthly net income: $ 2398

Monthly expenses: $
??Housing: $ 582.50
??Insurance: $ 102.50
??Car expenses: $?308
??Utilities: $?
??Phone, cable, internet: $ 83
??Food, entertainment: $?160
??Clothing, household expenses $?
??Credit cards and other loans: $?150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$121.71

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1989	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,866	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dedication-patriot	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to? pay off a 16.99% credit card. I asked them to lower the rate and instead they lowered my limit $2000.00. You just have to love corporate greed. After six years with this company this is how they treated me. As with all my my bills I have always paid them on time and this is the thanks I get.

My financial situation:
I am a good candidate for this loan because?I have the cash reserves to pay this back at a moments notice. I?have a steady job with steady income and average over 40 hours a week. My company is in the planning stages of a $15 million dollar? expansion. I have been with this company for almost 17 years and plan on working there another 20 or so years.?I put 7% into my 401k weekly and have the means to pay this loan back. We live in my wifes childhood home its in her dads name. We have no house payment or rent, however we do pay the taxes and insurance on the house. I would much rather help individuals become wealthy than give it to the credit card companies. Every term loan I have ever had has been paid off early and I plan on doing the same with this one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,450.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.83%	Starting monthly payment:	$65.59

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	29%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,830	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	darleenh	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,600.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 560-580 (Sep-2007)
Principal balance:	$1,249.22	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Wood Pellet Stove Purchase
Purpose of loan:
This loan will be used to? finance a Harman wood pellet stove and the cost of installing it.?

My financial situation:
I am a good candidate for this loan because? this is my second Prosper.com loan and I have NEVER missed a payment on my first loan.? I have plenty of income to pay the loan back after all of my other expenses are paid.

Monthly net income: $ 1650 ????

Monthly expenses: $ 1075
??Housing: $ 200
??Insurance: $ 100
??Car expenses: $ 225
??Utilities: $ 0 (Paid by Landlord)
??Phone, cable, internet: $ 0 (Paid by Landlord)
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.95%	Starting monthly payment:	$47.50

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	4y 1m
Amount delinquent:	$75	Revolving credit balance:	$0	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AG2009	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needing to pay back nursing loan.
Purpose of loan:
This loan will be used to?purchase my books for my classes.

My financial situation:
I am a good candidate for this loan because? I only owe about $2K on two student loans for nursing school. You can look up my pay charts online to verify my income.? I have a position that Im going fill in the next of the year, which will greatly increase my pay and reduce my bills.? I have a $500 bonus due in Feb.? In my opinion, this loan is free money for whoever is willing to bid.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $? 405
??Insurance: $ 63.50
??Car expenses: $ 55.00
??Utilities: $
??Phone, cable, internet: $ 43.00
??Food, entertainment: $ 35.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $ 150
??Other expenses: $ 65.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	24	Length of status:	6y 11m
Amount delinquent:	$21,245	Revolving credit balance:	$5,963	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rkymtnrsx	Borrower's state:	Colorado	Borrower's group:	Colorado Entrepreneur
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	620-640 (Latest)
Principal borrowed:	$12,700.00	< mo. late:	0 ( 0% )	640-660 (May-2007) 640-660 (Apr-2007)
Principal balance:	$2,588.82	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Consolidate Credit Cards
Purpose of loan:
This loan will be used to consolidate my remaining credit card balances.
Cap1????~2400
HSBC? ~1700
Juniper?~1600
Chase? ~850
Credit line ~1500

My financial situation:
I have been rapidly paying off my debt this year.? Now I am?looking to consolidate my remaining balances at a better interest rate.? I will also be freeing myself from the inevitable fees that?my credit card companies will undoubtedly charge me over the?next few years.?

You will find that I have a Prosper loan in good standing, no late payments ever (Loan # 14970).

Most of my credit cards have found reasons to increase my rates this year.? One of my lenders increased my rate from 14.99% to 27.99%.? I was able to get a rate of 15.95 last time around with Prosper, to pay off a car lease, so I want to see if Prosper can save me some money on interest yet again.

I pay all my accounts on time but I have had a BK in the past, 2002.? And I also have a foreclosure on my credit from an investment property deal gone bad, a risk I've learned from.? If you can look past those you will be pleased with your investment.

Monthly net income: $ 6750

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 220
??Car expenses: $ 440 (last payment?3/2010)
??Utilities: $ 95
??Phone, cable, internet: $ 170
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $?260? (to be consolidated with this loan)
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$699.72

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,701	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	frankrhps	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008)
Principal balance:	$3,569.50	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off all credit cards
Purpose of loan:
This loan will be used to pay off all high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a steady job and have no plans to leave. I never miss a payment on any of my bills and do not live outside my means. These credit card balances accumulated during a cross-country move 3 years ago and I can not get the balances down due to credit card companies constantly jacking up rates on everyone. I plan to pay off and cancel all the cards asap.
I should also mention that my wife works and greatly contributes to the bills as well as entertainment. Prosper does not let me include her income.

Monthly net income: $ 2700 + overtime

Monthly expenses: $
??Housing: $ 553
??Insurance: $ 85
? Utilities: $ 200
??Phone, cable, internet: $ 65
? Credit cards and other loans: 250?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$151.81

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1989	Debt/Income ratio:	17%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,410	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	2
Screen name:	adventurous-return9	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new motor for truck
Purpose of loan:
This loan will be used to? Need to replace the engine in my 1995 ford pick -up

My financial situation:
I am a good candidate for this loan because?
I have good income and own my home. You will get your money back
Monthly net income: $ 3,600.00

Monthly expenses: $
??Housing: $ 120
??Insurance: $ 80
??Car expenses: $ 250
??Utilities: $ 95
??Phone, cable, internet: $ 60
??Food, entertainment: $ 220
??Clothing, household expenses $ 75
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$362	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dignified-market	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Business Use
Purpose of loan:
This loan will be used to?
I am a 24 year old partner in a start-up hedge fund management?firm in the Seattle area.??It has been doing very well and I am looking for a cash infusion to increase my equity stake within the firm.? Although I do not particularly need the loan, I am looking for ways to increase my stake without reducing my personal liquidity.

My financial situation:
I am a good candidate for this loan because?
My personal assets far exceed the loan requirements and could be liquidated to payoff the loan if need be.? I am looking for a low interest rate?because of the lack of necessity for the loan, and from my angle, this is a relatively low risk investment.?

Note on loan interest:? I am looking for a loan with a maximum interest rate of 10%.? Prosper's algorithms dictate that I start the bidding at 18%.? If this does not get bid down to 10% or less, I will retract the loan request.

NOTE ON MY?PROSPER RATING:? THE PROSPER RATING IS AFFECTED BY THE LOAN AMOUNT.? IF I REQUEST LESS THAN $10,000, THE RATING SHOOTS TO "A", ANYTHING MORE THAN THAT?AND IT SHOOTS DOWNWARDS.? I'M KEEPING MY LOAN AMOUNT AT $25,000 BECAUSE THAT IS WHAT I'M LOOKING FOR.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2003	Debt/Income ratio:	32%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,101	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	interest-encourager	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills, lawyer, new roof
Purpose of loan:
This loan will be used to?? a new roof, some small bills, lawyer fees ( for custody not in trouble)

My financial situation:
I am a good candidate for this loan because? I pay all my bills every month.? The main reason for my credit is my debt to income. Its because I have a jeep that is now my sisters and a house that is being used and paid by a friend. Both are trying to get these out of my name but its taking time. Everyone of my bills is current and I also pay extra on them.

Monthly net income: $ 3536.00

Monthly expenses: $
??Housing: $ 1037.00
??Insurance: $ 108.00
??Car expenses: $?75.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$220.28

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2002	Debt/Income ratio:	40%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,321	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-enthusiastic-truth	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to?
pay off high interest credit cards. Went through college and just ended up putting more on the cards than I thought I would have to, no I just want to get rid of the high interest payments.????????
My financial situation:
I am a good candidate for this loan because?
I keep to my bills. I'm not late on payments and have never missed one either. Once I recieve this loan, my credit card is getting closed and than I can get rid of the excuse card and get myself in the position I want to be in when it comes to my finances.
Monthly net income: $
1840.00
Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 82.00
??Car expenses: $ 335.00
??Utilities: $ 40.00
??Phone, cable, internet: $ 40.00?
??Food, entertainment: $ 200.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $??400.00
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	23y 4m
Amount delinquent:	$0	Revolving credit balance:	$29,714	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	motomech10	Borrower's state:	NewHampshire	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expansion
I am seeking this loan to help with my current business expansion. The loan would be used to cover some costs associated with a recent move and expansion into a larger building.? The larger location allows me to significantly expand on the products and services currently being offered. The business has experienced steady growth since relocating to Berlin NH in May of 2007.??I have provided additional information about the business here. http://www.irssports.com/prosper.htm??Detailed business and personal financial information can be provided upon request. Please contact me with any additional questions, comments or suggestions. Thank You.
Information in the Description is not verified.